SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                  _____________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                            November 4, 2003


                              Hecla Mining Company
  ___________________________________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
  ___________________________________________________________________________
                 (State or other jurisdiction of incorporation)


       1-8491                                  82-0126240
___________________________________________________________________________
(Commission File Number)            (IRS Employer Identification No.)


6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho                                          83815-9408
___________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)


                                 (208) 769-4100
  ___________________________________________________________________________
                         (Registrant's Telephone Number)


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Item 9.  Regulation FD Disclosure and Disclosure of Results of Operations and
         Financial Condition (Item 12)

     The following information is being furnished under Items 9 and 12 of Form 8-K: On November 4, 2003, Hecla Mining Company (the "Company") issued a news release announcing the Company's Third Quarter 2003 and nine months ended September 30, 2003 financial results. The News Release is attached hereto as
Exhibit 99 to this Form 8-K and is incorporated herein by reference.



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            HECLA MINING COMPANY



                                            By:  /s/ Michael B. White
                                                 ------------------------------
                                          Name:  Michael B. White
                                          Title: Corporate Secretary


Dated:  November 4, 2003

                                                             EXHIBIT INDEX



Exhibit No.             Title
___________             _____


Exhibit 99 -            Hecla Mining Company News Release dated November 4, 2003